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



                       [LETTERHEAD OF BROWN & WOOD LLP]





                                          August 20, 1998


Airgas, Inc.
Radnor Court
259 North Radnor-Chester Road
Suite 100
Radnor, Pennsylvania 19087

      Re:   Registration Statement on Form S-3

Ladies and Gentlemen:

      We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus incorporated by reference into this Registration Statement.

                                          Very truly yours,

                                          /s/BROWN & WOOD LLP
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